CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Stadnyk, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the report on Form 10-QSB of Park Place Energy Corp. for the quarterly period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Park Place Energy Corp.

Date: November 14, 2007

/s/ David Stadnyk
David Stadnyk
President, Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive Officer, Principal Financial and Accounting Officer)